Vanguard® Utilities Index Fund
Schedule of Investments (unaudited)
As of November 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.6%)
Electric Utilities (61.7%)
	NextEra Energy Inc.	12,104,951	708,261
	Southern Co.	6,436,167	456,839
	Duke Energy Corp.	4,548,537	419,739
	American Electric Power Co. Inc.	3,040,444	241,867
	Constellation Energy Corp.	1,897,953	229,728
	Exelon Corp.	5,873,553	226,191
	Xcel Energy Inc.	3,255,024	198,036
*	PG&E Corp.	10,860,838	186,481
	Edison International	2,262,081	151,537
	Entergy Corp.	1,247,960	126,556
	Eversource Energy	2,060,208	122,397
	FirstEnergy Corp.	3,214,668	118,750
	PPL Corp.	4,350,133	113,625
	Alliant Energy Corp.	1,491,556	75,428
	Evergy Inc.	1,355,636	69,192
	NRG Energy Inc.	1,352,190	64,689
	Pinnacle West Capital Corp.	668,742	50,115
	OGE Energy Corp.	1,182,053	41,431
	IDACORP Inc.	298,726	28,827
	Portland General Electric Co.	596,649	24,498
	PNM Resources Inc.	481,271	20,006
	ALLETE Inc.	338,764	18,795
	Otter Tail Corp.	221,554	16,907
	MGE Energy Inc.	213,456	15,742
	Avangrid Inc.	456,494	14,092
	Hawaiian Electric Industries Inc.	646,857	7,885
			3,747,614
Gas Utilities (4.3%)
	Atmos Energy Corp.	876,211	99,722
	UGI Corp.	1,236,249	27,185
	National Fuel Gas Co.	514,801	26,147
	Southwest Gas Holdings Inc.	421,840	24,935
	New Jersey Resources Corp.	575,800	24,299
	Spire Inc.	310,452	18,941
	ONE Gas Inc.	328,519	18,932
	Chesapeake Utilities Corp.	127,815	12,219
	Northwest Natural Holding Co.	212,560	7,784
			260,164
Independent Power and Renewable Electricity Producers (3.3%)
	Vistra Corp.	1,952,382	69,134
	AES Corp.	3,951,968	68,013
	Ormat Technologies Inc. (XNYS)	320,094	21,549

		Shares	Market Value ($000)
	NextEra Energy Partners LP	551,426	12,980
	Clearway Energy Inc. Class C	485,556	12,124
*,1	Sunnova Energy International Inc.	645,348	7,486
	Clearway Energy Inc. Class A	194,791	4,611
*	Montauk Renewables Inc.	295,343	2,729
*	Altus Power Inc.	377,117	1,886
			200,512
Multi-Utilities (26.0%)
	Sempra	3,714,022	270,641
	Dominion Energy Inc.	4,938,433	223,909
	Public Service Enterprise Group Inc.	2,945,665	183,898
	Consolidated Edison Inc.	2,035,674	183,435
	WEC Energy Group Inc.	1,861,630	155,670
	DTE Energy Co.	1,216,803	126,681
	Ameren Corp.	1,450,693	112,559
	CenterPoint Energy Inc.	3,725,122	105,309
	CMS Energy Corp.	1,721,695	97,723
	NiSource Inc.	2,438,901	62,533
	Black Hills Corp.	396,069	20,433
	Northwestern Energy Group Inc.	361,449	18,185
	Avista Corp.	451,641	15,333
	Unitil Corp.	94,852	4,598
			1,580,907
Water Utilities (4.3%)
	American Water Works Co. Inc.	1,148,891	151,470
	Essential Utilities Inc.	1,483,009	52,810
	American States Water Co.	218,253	17,438
	California Water Service Group	340,577	17,223
	SJW Group	178,141	11,693
	Middlesex Water Co.	104,831	6,699
	York Water Co.	84,173	3,205
			260,538
Total Common Stocks (Cost $6,452,694)			6,049,735
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[2,3]	Vanguard Market Liquidity Fund, 5.438% (Cost $3,293)	32,936	3,293
Total Investments (99.6%) (Cost $6,455,987)			6,053,028
Other Assets and Liabilities—Net (0.4%)			21,488
Net Assets (100.0%)			6,074,516
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,054,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $1,091,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Ameren Corp.	1/31/24	GSI	7,768	(5.325)	—	(26)
PG&E Corp.	8/30/24	BANA	18,887	(5.331)	—	(80)
					—	(106)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
GSI—Goldman Sachs International.
At November 30, 2023, the counterparties had deposited in segregated accounts securities with a value of $1,304,000 in connection with open over-the-counter swap contracts.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of November 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	6,049,735	—	—	6,049,735
Temporary Cash Investments	3,293	—	—	3,293
Total	6,053,028	—	—	6,053,028
Derivative Financial Instruments
Liabilities
Swap Contracts	—	106	—	106